                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004


                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         May 16, 1997
                                                 ------------------------------


               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Florida                       0-12945                 59-2313852
-------------------------------------------------------------------------------
 (State or other jurisdiction          (Commission          (IRS Employer
      of incorporation)                 File Number)         Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois         60606-2607
-------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code    (312) 207-0020
                                                  -----------------------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)





                      This document consists of 56 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
-----------------------------

First Capital Institutional Real Estate, Ltd. - 1 & 2, d/b/a Lakewood Square Shopping Center, a joint venture with an Affiliated Partnership (the "Venture") in which First Capital Institutional Real Estate, Ltd. - 2 (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Lakewood Square Shopping Center ("Lakewood"), located in Lakewood, California to M&H Realty Partners III L.P., a California Limited Partnership ("M&H").

The closing of this transaction occurred on May 16, 1997. Lakewood was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $17,750,000, of which the Registrant's share was $8,875,000. Sales Proceeds received by the Registrant approximated $8,680,000, which was net of actual and estimated closing expenses. Pursuant to the agreement between the Venture and M&H, M&H has assumed responsibility for and has indemnified (for one year) the Venture for costs or other charges related to hazardous substances in the ground under Lakewood. For the quarter ending June 30, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $200,000 from this transaction. The Registrant will distribute $8,658,400 or $102.00 per Unit on August 31, 1997 to Limited Partners of record as of May 16, 1997.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

        (page 5)  Pro Forma Financial Information


        Exhibits

        2.1 (page 10) Contract for Purchase of Real Property, executed March 24, 1997, between First Capital Institutional Real Estate, Ltd. 1 & 2 d/b/a Lakewood Square Shopping Center, a Florida joint venture (the "Venture") and M&H Realty Partners III L.P., a California limited partnership ("M&H");

        2.2 (page 40) First amendment to Agreement of purchase and sale, executed April 7, 1997, between the Venture and M&H;

        2.3 (page 42) Second amendment to Agreement of purchase and sale, executed April 25, 1997, between the Venture and M&H;

        2.4 (page 46) Closing Statement, dated May 16, 1997, between the Venture and M&H.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                           By: FIRST CAPITAL FINANCIAL CORPORATION
                               As General Partner

 2-Jun-97                  By: /s/         NORMAN M. FIELD
---------                      --------------------------------------
  (Date)                                   NORMAN M. FIELD
                               Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Lakewood had occurred on March 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1997 has been presented as if the sale of Lakewood had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sale of Lakewood had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Lakewood have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transaction actually occurred as of December 31, 1995 and 1996 and March 31, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.


               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                 Pro Forma
                                                     March 31,      Pro Forma     Balance
                                                        1997       Adjustments     Sheet
                                                    ------------  ------------  ------------
Investment in commercial rental properties:
  Land                                              $ 10,237,400  $ (2,652,800) $  7,584,600
  Buildings and improvements                          36,132,900    (8,816,100)   27,316,800
                                                    ------------  ------------  ------------

                                                      46,370,300   (11,468,900)   34,901,400
  Accumulated depreciation and amortization          (14,143,300)    3,004,700   (11,138,600)
                                                    ------------  ------------  ------------

  Total investment properties, net of
    accumulated depreciation and amortization         32,227,000    (8,464,200)   23,762,800

Cash and cash equivalents                              5,030,000     8,680,000    13,710,000
Investment in debt securities                            983,300                     983,300
Restricted cash                                           50,000                      50,000
Rents receivable                                         126,700       (38,600)       88,100
Investment in and loans to joint venture               5,606,000                   5,606,000
Other assets                                              43,100       (19,500)       23,600
                                                    ------------  ------------  ------------

                                                    $ 44,066,100  $    157,700  $ 44,223,800
                                                    ============  ============  ============


                      LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses             $    403,200  $    (43,400) $    359,800
  Due to Affiliates                                       87,300                      87,300
  Security deposits                                      137,600       (22,500)      115,100
  Distributions payable                                  848,900     8,658,400     9,507,300
  Other liabilities                                       70,000                      70,000
                                                    ------------  ------------  ------------

                                                       1,547,000     8,592,500    10,139,500
                                                    ------------  ------------  ------------
Partners' capital:
  General Partner (deficit)                             (131,300)      131,300             0
  Limited Partners (84,886 Units issued
     and outstanding)                                 42,650,400    (8,566,100)   34,084,300
                                                    ------------  ------------  ------------

                                                      42,519,100    (8,434,800)   34,084,300
                                                    ------------  ------------  ------------

                                                    $ 44,066,100  $    157,700  $ 44,223,800
                                                    ============  ============  ============

     The accompanying notes are an integral part of the pro forma financial statements.

                                            Page 6

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                                                  Three Months Ended March 31, 1997
                                                                       --------------------------------------------------------
                                                                                                                     Pro Forma
                                                                       Statement of                                Statement of
                                                                        Income and          Pro Forma               Income and
                                                                         Expenses          Adjustments               Expenses
                                                                       ------------        -----------             ------------
Income:
  Rental                                                                 $1,569,500          $(366,600)              $1,202,900
  Interest                                                                   93,300                  0                   93,300
                                                                         ----------          ---------               ----------
                                                                          1,662,800           (366,600)               1,296,200
                                                                         ----------          ---------               ----------
Expenses:
  Depreciation and amortization                                             324,700            (71,600)                 253,100
  Property operating:
    Affiliates                                                               70,900            (18,500)                  52,400
    Nonaffiliates                                                           250,900            (33,000)                 217,900
  Real estate taxes                                                         149,000            (28,800)                 120,200
  Insurance - Affiliate                                                      16,000             (1,200)                  14,800
  Repairs and maintenance                                                   156,900            (15,300)                 141,600
  General and administrative:
    Affiliates                                                                9,000                                       9,000
    Nonaffiliates                                                            66,400                                      66,400
                                                                         ----------          ---------               ----------
                                                                          1,043,800           (168,400)                 875,400
                                                                         ----------          ---------               ----------
Net income before income from partipation in joint venture                  619,000           (198,200)                 420,800

Income from partipation in joint venture                                     82,800                                      82,800
                                                                         ----------          ---------               ----------
Net income                                                               $  701,800          $(198,200)              $  503,600
                                                                         ==========          =========               ==========
Net income allocated to General Partner                                  $   84,900          $  (3,100)              $   81,800
                                                                         ==========          =========               ==========
Net income allocated to Limited Partners                                 $  616,900          $(195,100)              $  421,800
                                                                         ==========          =========               ==========

Net income allocated to Limited
  Partners per Unit (84,886 Units
  outstanding)                                                           $     7.27          $   (2.30)              $     4.97
                                                                         ==========          =========               ==========


                        The accompanying notes are an integral part of the pro forma financial statements.

                                                              Page 7

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                           Year Ended December 31, 1996
                                   -------------------------------------------
                                                                    Pro Forma
                                                                  Statement of
                                   Statement of     Pro Forma      Income and
                                    Income and     Adjustments      Expenses
                                     Expenses      (Unaudited)     (Unaudited)
                                   ------------    -----------    ------------
Income:
  Rental                            $6,342,500     $(1,297,700)    $5,044,800
  Interest                             661,200                        661,200
                                    ----------     -----------    -----------
                                     7,003,700      (1,297,700)     5,706,000
                                    ----------     -----------    -----------
Expenses:
  Depreciation and amortization      1,262,400        (269,100)       993,300
  Property operating:
    Affiliates                         390,000         (62,800)       327,200
    Nonaffiliates                      912,200        (104,000)       808,200
  Real estate taxes                    520,600        (103,200)       417,400
  Insurance - Affiliate                 77,500         (18,200)        59,300
  Repairs and maintenance              702,900         (99,300)       603,600
  General and administrative:
    Affiliates                          55,300                         55,300
    Nonaffiliates                      262,900                        262,900
                                    ----------     -----------    -----------
                                     4,183,800        (656,600)     3,527,200
                                    ----------     -----------    -----------
Net income before income from
  partipation in joint venture       2,819,900        (641,100)     2,178,800
Income from partipation in joint
  venture                              383,300                        383,300
                                    ----------     -----------    -----------
Net income                          $3,203,200     $  (641,100)    $2,562,100
                                    ==========     ===========     ==========
Net income allocated to General
 Partner                            $  424,400     $   (49,700)    $  374,700
                                    ==========     ===========     ==========
Net income allocated to Limited
 Partners                           $2,778,800     $  (591,400)    $2,187,400
                                    ==========     ===========     ==========
Net income allocated to Limited
  Partners per Unit (84,886 Units
  outstanding)                      $    32.74     $     (6.97)    $    25.77
                                    ==========     ===========     ==========


                The accompanying notes are an integral part of
                      the pro forma financial statements.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1)  For the purpose of the Pro Forma Balance Sheet:

    a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of March 31, 1997 to reflect the sale of the Registrant's interest in Lakewood.

    b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Lakewood.

    c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sales Proceeds to Limited Partners as if such special distribution had been declared as of March 31, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the three months ended March 31, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Lakewood.

                                    Page 9